UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (April 23, 2024)

DAY ONE BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40431	83-2415215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 501
Brisbane, California	94005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 484-0899

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAWN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 23, 2024, Day One Biopharmaceuticals, Inc. (the “Company”) issued a press release titled “Day One’s OJEMDA™ (tovorafenib) Receives US FDA Accelerated Approval for Relapsed or Refractory BRAF-altered Pediatric Low-Grade Glioma (pLGG), the Most Common Form of Childhood Brain Tumor.” A copy of the press release is attached hereto as Exhibit 99.1.

On April 24, 2024, the Company also updated its corporate presentation. A copy of the updated presentation is attached as Exhibit 99.2 to this report.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 to this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 shall not be incorporated by reference into any other filing under the Exchange Act or under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On April 23, 2024, the Company announced that the U.S. Food and Drug Administration (the “FDA”) approved OJEMDA (a tablet formulation and powder solution formulation of tovorafenib) for the treatment of patients of 6 months of age and older with relapsed or refractory low-grade glioma (“pLGG”) harboring a BRAF fusion or rearrangement, or BRAF V600 mutation. The indication was approved under accelerated approval based on response rate and duration of response. With the approval, the Company received a rare pediatric disease priority review voucher from the FDA.

The accelerated approval of OJEMDA is based on data from the Company’s pivotal open-label Phase 2 FIREFLY-1 trial, which enrolled a total of 137 relapsed or refractory BRAF-altered pLGG patients across two study arms. Arm 1, which accrued 77 patients, was used for the efficacy analyses. Arm 2 provided additional safety data from an incremental 60 patients and was initiated to enable access to tovorafenib once Arm 1 had fully accrued. Details of this trial were presented in November 2023 at the Society for Neuro-Oncology meeting through two oral plenary presentations and in parallel through a publication in Nature Medicine.

The approval of OJEMDA was based, in part, on the major efficacy outcome measure of overall response rate (“ORR”), defined as the proportion of patients with complete response, partial response (“PR”), or minor response (“MR”) by independent review based on Response Assessment in Pediatric Neuro-Oncology Low-Grade Glioma (“RAPNO LGG”).

In Arm 1, data from the 76 RAPNO LGG evaluable patients include:

•	A best ORR of 51% (95% CI: 40 - 63), which included 28% PRs and 11% MRs.

•	The ORR for OJEMDA was 52% among the 64 patients with BRAF fusions or rearrangements and 50% for the 12 patients with a BRAF V600 mutation.

•	The ORR was 49% among the 45 patients who had received a prior MAPK-targeted therapy, and 55% among the 31 patients who had not received a prior MAPK-targeted therapy.

•

As of the June 5, 2023 data cutoff, the median duration of response by RAPNO LGG was 13.8 months (95% CI: 11.3, not estimable). In addition, 66% of patients remained on study and continue on treatment as of this date.

•	The median time to response, following initiation of treatment, with OJEMDA was 5.3 months (range 1.6, 11.2).

•	Based on RANO LGG criteria, the ORR was 53% [95% CI: (41, 64)].

The safety of OJEMDA was evaluated in 137 patients with relapsed or refractory pLGG, with the majority of adverse events being Grade 1 or Grade 2. The most common side effects were rash, hair color changes, tiredness, viral infection, vomiting, headache, fever, dry skin, constipation, nausea, acne and upper respiratory tract infection.

The Company has set a wholesale acquisition cost for a 28-day supply of OJEMDA at $33,916.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the Company’s plans to develop cancer therapies, plans regarding commercialization of OJEMDA™ including anticipated wholesale acquisition cost, expectations from current clinical trials, the execution of the Phase 3 clinical trial for tovorafenib as designed, any expectations about safety, efficacy, timing and ability to complete clinical trials, release data results and to obtain additional regulatory approvals for tovorafenib and other candidates in development, and the ability of tovorafenib to treat pLGG or related indications.

Statements including words such as “believe,” “plan,” “continue,” “expect,” “will,” “develop,” “signal,” “potential,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements.

Forward-looking statements are subject to risks and uncertainties that may cause the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement, including risks and uncertainties in this press release and other risks set forth in the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2023 and the Company’s other filings with the Securities and Exchange Commission, including the Company’s ability to develop, obtain additional regulatory approval for or commercialize any product candidate, the Company’s ability to protect intellectual property, the potential impact of global business or macroeconomic conditions, including as a result of inflation, rising interest rates, instability in the global banking system, geopolitical conflicts and the sufficiency of the Company’s cash, cash equivalents and investments to fund its operations. These forward-looking statements speak only as of the date hereof and the Company specifically disclaims any obligation to update these forward-looking statements or reasons why actual results might differ, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 23, 2024.

99.2	Corporate Presentation.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DAY ONE BIOPHARMACEUTICALS, INC.

Date: April 24, 2024	By:	/s/ Charles N. York II, M.B.A.
Charles N. York II, M.B.A.
Chief Operating Officer and Chief Financial Officer